================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Identix, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

                              IDENTIX INCORPORATED

                         To Be Held On October 28, 1999

To The Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Identix Incorporated (the "Company") will be held on Thursday, October 28, 1999 at 2:00 p.m. at the Wyndham Garden Hotel, 1300 Chesapeake Terrace, Sunnyvale, California 94089, for the purpose of considering and acting upon the following proposals:

  1. To elect seven directors to serve for the ensuing year and until their successors are elected.

  2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending June 30, 2000.

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on September 1, 1999 are entitled to notice of and to vote at the meeting. A list of the stockholders of record will be available for inspection at the Company's headquarters at 510 North Pastoria Drive, Sunnyvale, California during ordinary business hours for the ten-day period prior to the Annual Meeting.

   All stockholders are cordially invited to attend the meeting in person. In order to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a Proxy.

                                          Sincerely,

                                          James P. Scullion
                                          Secretary

Sunnyvale, California
September 28, 1999

                              IDENTIX INCORPORATED

                               ----------------

                                PROXY STATEMENT

                               ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of the Board of Directors of Identix Incorporated (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, October 28, 1999 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Wyndham Garden Hotel, 1300 Chesapeake Terrace, Sunnyvale, California 94089. The Company's principal executive offices are located at 510 North Pastoria Avenue, Sunnyvale, California 94086. The Company's telephone number is (408) 731-2000.

   These proxy solicitation materials were mailed on or about September 28, 1999 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Shares Outstanding

   Stockholders of record at the close of business on September 1, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 30,765,786 shares of the Company's common stock, $0.01 par value, were issued and outstanding.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

   In order the constitute a quorum for the conduct of business, a majority of the outstanding shares of common stock entitled to vote must be represented at the annual meeting.

   All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified in the proxy. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

   Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and have the same effect as negative votes. If shares are not voted by the institution who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is effective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that a matter has been obtained.

   The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees without additional compensation, personally or by telephone or telegraph.

Deadline for Receipt of Stockholder Proposals for Inclusion in the Company's Proxy Statement for the 2000 Annual Meeting

   Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 2000 Annual Meeting must be received by the Company no later than June 1, 2000 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

General

   A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below. In the event that any nominee shall become unavailable, the proxy holders will vote the proxies at their discretion for a substitute or additional nominee. It is expected that all nominees will be able and willing to serve as directors. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

Vote Required

   The seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected as directors of the Company. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under Delaware law.

Nominees

   The names of the nominees and certain information about them are set forth below:

 Name of Nominee      Age Principal Occupation                   Director Since
 ---------------      --- --------------------                   --------------
 Randall C. Fowler...  60 Chairman and Chief Executive Officer
                          of the Company                              1982
 Patrick H. Morton...  59 President of Kokusai Semiconductor
                          Equipment Corporation                       1985
 Randall Hawks, Jr...  47 Special Partner, Novus Ventures             1988
 Fred U. Sutter......  70 Retired President, Chairman and             1988
                          Chief Executive Officer of Ascom
                          Holdings, Inc.
 Larry J. Wells......  55 General Partner of the Management           1992
                          Company for Sundance Venture
                          Partners, L.P.
 Charles W. Richion..  63 Retired Vice President, Corporate
                          Development, of the Company                 1998
 James P. Scullion...  43 President, Chief Financial Officer
                          and Secretary of the Company                1998

   Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

   Randall C. Fowler is Chairman of the Board of Directors and Chief Executive Officer of the Company, positions he has held since founding the Company in 1982. Mr. Fowler was the President of the Company from 1982 until 1998. Mr. Fowler is a Director of Ophthalmic Imaging Systems, a position he has held since 1998.

   Patrick H. Morton has been a director of the Company since 1985. Mr. Morton is president of Kokusai Semiconductor Equipment Corporation. In addition, Mr. Morton is Chairman of the Board of Directors and co-founder of QuadRep, Inc., a manufacturers' representative company. He held the position of President of QuadRep, Inc. from 1981 through 1990 and has been Chairman since 1991.

   Randall Hawks, Jr. has been a director of the Company since 1988. Mr. Hawks has been a Special Partner of Novus Ventures since January 1999. From 1996 to 1998 Mr. Hawks was President and Chief Executive Officer at WHEB Systems, Inc. From 1994 to 1995, Mr. Hawks was Executive Vice President of AT&T Paradyne, a communications equipment subsidiary of AT&T. Prior to joining AT&T Paradyne, Mr. Hawks was Executive Vice President of the Company from 1989 to November 1993 and was Vice President of Marketing from 1985 to 1989.

   Fred U. Sutter has been a director of the Company since 1988. Until January 1996, Mr. Sutter was Chairman, Chief Executive Officer and President of Ascom Holding Inc., a United States subsidiary of Ascom Holding AG, the parent company of a group of telecommunication companies and service automation providers. From December 1993 to July 1995, Mr. Sutter was the Chief Executive Officer and President of Ascom Holding AG. From January 1991 to August 1993, he was the Deputy President of Ascom Holding AG. From January 1987 to December 1990, he was President of Ascom Hasler AG. Ascom Hasler AG is a Swiss telecommunications company and is a part of Ascom Holding AG.

   Larry J. Wells has been a director of the Company since 1992. Since 1989, Mr. Wells has been a general partner of Anderson and Wells Company, the management company for Sundance Venture Partners, L.P. Prior to his affiliation with Anderson and Wells Company, Mr. Wells held similar positions with Inco Venture Capital from 1988 to 1989 and Citicorp Venture Capital from 1983 to 1987. Mr. Wells currently serves on the Board of Directors of Cellegy Pharmaceuticals, Inc., a drug development company, Isonics Corporation, an advanced materials and technology company, and Legacy Brands, Inc., a premium food producer and distributor.

   Charles W. Richion has been a director of the Company since 1998. Mr. Richion served as Vice President, Biometric Security Division from January 1998 until July 1998 and Vice President, Corporate Development, of the Company from June 1997 to January 1998. Mr. Richion is a director of Buy.Com. Prior to joining the Company, Mr. Richion worked at Hewlett-Packard Company from 1965 through 1996 serving in a variety of functions. His most recent positions included Vice President and Director of U.S. Sales operations and building the Global Partners program.

   James P. Scullion was appointed President of Identix in April 1999. He was previously Executive Vice President since July 1996 and Vice President, Finance since 1990. He has been a Director of the Company since 1998. He is Chief Financial Officer of the Company, a position he has held since 1990. From 1986 to 1990, he was Vice President, Finance and Chief Financial Officer at DataTrak, Inc., a manufacturer of security access systems.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on a review of the copies of such forms received by it, or representations from certain reporting persons, the Company believes that, during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with except (1) Ascom USA, Inc., a 10% stockholder, filed a Form 5 showing nine transactions which should have been reported earlier on Forms 4 and filed two late Forms 4 showing four transactions; (2) each of Mr. Fowler, Mr. Evans and Mr. Maase, officers of the Company, and Mr. Sutter, Mr. Hawks, Mr. Morton and Mr. Wells, directors of the Company, filed a late Form 5 reporting one exempt transaction; and (3) each of Mr. Scullion, Mr. Bulger and Mr. Bruce-Smith, officers of the Company, filed a late Form 5 reporting two exempt transactions.

Board Meetings and Committees

   The Board of Directors of the Company held a total of four meetings during fiscal 1999.

   The Board of Directors currently has two standing committees: the Compensation Committee and the Audit Committee. The Compensation Committee reviews and approves the Company's executive officer compensation policy and administers the Company's employee stock option plans. The Compensation Committee held one meeting during fiscal 1999. Messrs. Richion, Wells, Morton and Hawks are currently the members of the Compensation Committee. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its systems of internal controls. The Audit Committee held six meetings during fiscal 1999. Messrs. Wells, Morton and Hawks are currently the members of the Audit Committee.

   The Board of Directors does not have a standing Nominating Committee nor any committee performing such function.

   During fiscal 1999, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and committees, if any, upon which such director served.

Director Compensation

   Each non-employee director receives $1,000 for each board meeting attended up to $4,000 annually. The Company also reimburses non-employee directors for certain expenses incurred by them in connection with attendance of board meetings. Directors who are employees of the Company receive no additional or special remuneration for serving as directors.

   Under the Company's Non-employee Directors Stock Option Plan as currently in effect ("Directors Plan"), each non-employee director of the Company, upon such director's first election to the Board, is entitled to receive an automatic nondiscretionary grant of (1) a nonqualified stock option ("NQO") to purchase 20,000 shares of common stock if less than six months have elapsed since the last annual meeting of stockholders or (2) an NQO to purchase 10,000 shares of common stock if more than six months have elapsed since the last annual meeting of stockholders (in either case, "Initial Grant"). In addition, on the date of the first meeting of the Board following the annual meeting of the stockholders of the Company, each eligible director is entitled to receive an NQO to purchase 20,000 shares of common stock ("Annual Grant").

   The exercise price of the NQOs granted under the Directors Plan is equal to the fair market value of such shares on the date of grant. The NQOs become exercisable with respect to one fourth of the number of shares covered by such NQO for each three-month period which elapses after the date of grant, so that such NQO will be fully exercisable on the first anniversary of the date such NQO was granted.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of July 31, 1999 by (1) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (2) by each of the Company's directors, (3) each of the Company's executive officers identified in the Summary Compensation Table and
(4) by all directors and officers as a group. Percentage of ownership is based on 30,446,272 shares of common stock outstanding as of July 31, 1999. Shares of common stock subject to outstanding options or warrants currently exercisable or exercisable within 60 days after July 31, 1999 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the common stock shown as being beneficially owned by them.

                                                   Number Subject to
                                                      Options and
Directors, Officers and         Number of Shares  Warrants Exercisable     Percentage
5% Stockholders          Notes Beneficially Owned    Within 60 Days    Beneficially Owned
-----------------------  ----- ------------------ -------------------- ------------------
Ascom USA Inc...........   (1)     4,715,024                 --              15.49%
 9 East Ninth Stet, #1
 New York, NY 10003
Capital Ventures
 International..........   (2)     2,053,140             845,411              6.73%
 c/o Heights Capital
  Management, Inc
 425 California Street,
  Suite 1100
 San Francisco, CA 94104
Yuri Khidekel...........   (3)     1,573,277             154,396              5.14%
 11501 Dublin Boulevard
  # 101
 Dublin, CA 94568
Yury Shapiro............   (3)     1,535,543             116,662              5.02%
 11501 Dublin Boulevard
  # 101
 Dublin, CA 94568
Randall C. Fowler.......           1,319,040             353,958              4.28%
Larry J. Wells..........   (4)     4,770,024              55,000             15.64%
James P. Scullion.......             234,730             232,975                 *
Randall Hawks, Jr.......              15,000              15,000                 *
Patrick H. Morton.......             103,320              55,000                 *
Charles W. Richion......              85,000              85,000                 *
Fred U. Sutter..........              65,000              55,000                 *
Daniel F. Maase.........             110,035             110,035                 *
Paul J. Bulger..........              58,512              46,657                 *
Gary Cauble.............              55,833              55,833                 *
All directors and
 officers as a group       (4)     7,537,684           2,348,337             22.98%
(15 persons)

--------
*  Less than one percent.
(1) This information was obtained from the 13D/A filed with the Securities and Exchange Commission by Ascom USA Inc., on August 12, 1999. All of the Ascom USA Inc. beneficially owned shares are held in a voting trust for which Mr. Larry Wells, a member of the Board of Directors of the Company, is serving as the trustee. The trustee of the voting trust votes all the shares held in the voting trust.

(2) This information was obtained from the 13G filed with the Securities and Exchange Commission by Capital Ventures International on July 13, 1999.

(3) Includes 1,358,881 shares held by International Technology Concepts, Inc. Mr. Khidekel and Mr. Shapiro are each an officer, director and principal shareholder of International Technology Concepts, Inc.. and as such have the ability to influence the voting and deposition of the shares. Mr. Khidekel and Mr. Shapiro are each employees of the Company.

(4) Includes 4,715,024 shares held by Ascom USA Inc. in a voting trust for which Mr. Wells is currently serving as voting trustee.

                             EXECUTIVE COMPENSATION

   The table set forth below provides certain summary information concerning compensation paid to or accrued for the Company's Chief Executive Officer, each of the four other most highly compensated executive officers of the Company who served as executive officers at June 30, 1999 for fiscal years ended June 30, 1999, 1998 and 1997, and one former officer of the Company.

                           SUMMARY COMPENSATION TABLE

                         Annual Compensation
                        -------------------------                                  --- ---
                                                     Long Term
  Name and Principal          Salary      Bonus     Compensation        Other
       Position         Year   ($)         ($)    Options(#)(1)(2) Compensation($)
  ------------------    ---- --------    -------- ---------------- ---------------
Randall Fowler......... 1999 $300,000    $ 16,173      50,000          $10,000
 Chairman and Chief
  Executive Officer     1998  225,000      16,700      95,000           10,000
                        1997  200,000       2,933      50,000            9,600
James P. Scullion...... 1999 $250,000    $  7,966      75,000          $ 8,000
 President, Chief
 Financial Officer      1998  190,000      11,400      95,000            8,000
 and Secretary          1997  165,000         --       50,000            6,000
Paul J. Bulger......... 1999 $132,602    $130,792      36,250              --
 President and Chief
 Executive Officer      1998   94,438     122,093      58,700              --
 of ANADAC              1997  121,726      60,763      10,000              --
Alan Schallop (3)...... 1999 $160,988    $ 14,211      10,000              --
 Vice President
 Worldwide Sales,       1998  115,384(4)      --       50,000              --
 Marketing and Customer
 Support                1997      --          --          --               --
Gary Cauble............ 1999 $151,516    $  5,308      10,000              --
 Vice President
  Information Systems   1998  125,000      10,300      60,000              --
                        1997  101,248      10,287      15,000              --
Daniel F. Maase........ 1999 $135,000    $ 41,511      25,000              --
 Vice President
 Biometric Imaging      1998  130,000      18,800      50,000              --
 Division               1997  126,000      15,000      25,000              --

--------
(1) All figures in this column reflect options to purchase the Company's common stock.

(2) The Company repriced stock options, which had an exercise price greater than the market value, on April 28, 1998, which constituted a cancellation of the old option and the grant of a new option. If a stock option was granted earlier in fiscal 1998 and then cancelled and reissued in connection with the repricing on April 28, 1998, the stock option is only counted once in the table under 1998.

(3) Mr. Schallop's employment with the Company terminated on April 23, 1999.

(4) Mr. Schallop's joined the Company on October 8, 1997 and this amount represents his compensation from the date of hire.

1999 Option Grants Table

   The following table sets forth stock options granted to the executive officers identified in the Summary Compensation Table during the fiscal 1999 under the Company's Equity Incentive Plan. Since inception, the Company has not granted any stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                               Potential
                                                                              Realizable
                                                                               Value at
                                                                            Assumed Annual
                                     Individual Grants                      Rates of Stock
                                        % of Total                               Price
                                      Options Granted  Exercise              Appreciation
                                       to Employees     Price               for Options (3)
                           Options    in Fiscal Year     Per     Expiration ---------------
Name                     Granted (1)       1999        Share (2)    Date       5%     10%
----                     ----------  ----------------- --------  ---------- ------- -------
Randall C. Fowler.......   50,000             4%       $ 6.7500   10/29/08  212,252 537,888
James P. Scullion.......   50,000             4%       $ 6.7500   10/29/08  212,252 537,888
                           25,000             2%       $ 7.6250    1/28/09  119,883 303,807
Paul J. Bulger..........   25,000(4)          2%       $ 7.8125    7/30/08  122,831 311,278
                            3,750             0%       $ 6.7500   10/29/08   15,919  40,342
                            3,750             0%       $ 7.6250    1/28/09   17,982  45,571
                            3,750             0%       $10.0625    4/27/09   23,731  60,139
Alan Schallop...........   10,000             1%       $ 6.7500   10/29/08   42,450 107,578
Daniel F. Maase.........   25,000             2%       $ 6.7500   10/29/08  106,126 268,944
Gary Cauble.............   10,000             1%       $ 6.7500   10/29/08   42,450 107,578

--------
(1) Unless otherwise noted, options vest ratably over twenty-four months from the date of grant.

(2) Exercise price is the fair market value on the date of grant.

(3) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the option term. These values are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimated future stock price appreciation.

(4) Options vest over a period of five years.

1999 Option Exercises and Year-end Value Table

   The following table sets forth stock options exercised by the executive officers identified in the Summary Compensation Table during fiscal 1999, and the number and value of all unexercised options at June 30, 1999. The value of "in-the-money" options refers to options having an exercise price, which is less than the market price of the Company's common stock on June 30, 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                 Number of         Value of
                                                Unexercised      Unexercised
                                                 Options at      In-the-Money
                                                Fiscal Year       Options at
                                                    End       Fiscal Year End(1)
                                               -------------- ------------------
                     Shares
                   Acquired on      Value       Exercisable/     Exercisable/
Name               Exercise(#)  Realized($)(1) Unexercisable    Unexercisable
----               -----------  -------------- -------------- ------------------
Randall C.
 Fowler...........      --         $   --      342,917/47,083 $1,817,609/135,103
James P.
 Scullion.........    2,500(2)      18,525(2)  218,809/66,875    880,356,179,635
Paul J. Bulger....      --             --       38,322/58,761     95,643/122,415
Alan Schallop.....      --             --            19,500/0           46,062/0
Daniel F. Maase...      --             --      102,951/30,417     449,536/86,302
Gary Cauble.......      --             --       51,666/18,334     119,165/47,085

--------
(1) Value realized is determined by multiplying the exercised shares by the difference between the market close price on the date of exercise and the stated exercise price.
(2) Mr. Scullion gifted these shares to individuals not affiliated with the Company on May 28, 1999.

   The Company did not make any awards during the fiscal year ended June 30, 1999 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended for performance to occur over a period longer than one fiscal year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

   Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filing.

   The Compensation Committee is responsible for establishing and administering the policies, which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Company's stock option plans.

   The Compensation Committee annually evaluates the Company's corporate performance, and its executive compensation and incentive programs compared with the industry and with a broader group of similar size companies. In determining the Chief Executive Officer's compensation for fiscal 1999, the Compensation Committee considered the compensation paid by the Company's direct competitors, a group of similar size companies and the corporate performance for the Company for the prior fiscal year.

   The Company's compensation programs are designed to reward executives for long-term strategic management, to align the interests of the executive officers with the interests of the Company's stockholders and to attract and retain highly talented and productive executives, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard.

   The principal components of executive compensation are base salary, performance bonuses and stock options.

   Base salary is based on competitive factors and the historic salary structure for various levels of responsibility within the Company. The Compensation Committee annually evaluates the Company's corporate performance and conducts surveys of companies in the industry and of a broader group of similar size companies in order to determine whether the Company's executive base salaries are in a competitive range.

   Performance bonuses are linked directly to the revenue and profitability of the Company and specific performance objectives. These bonuses in particular emphasize the Compensation Committee's belief that, when the Company is successful, the executives should be highly compensated to reflect the Company's success, but that, conversely, if the Company is not successful and is not profitable, no bonuses should be paid absent extraordinary circumstances. With respect to certain officers, a cash bonus is based on a formula using Company revenue and profitability levels.

   The principal equity component of executive compensation is the stock option program. Stock options are generally granted when an executive joins the Company and on an annual basis thereafter. Options are occasionally granted for promotions or other special achievements. The initial option granted to the executive vests over a period of five years. The purpose of the annual option grant is to ensure that the executive always has options that vest in increments in the future. This provides a method of retention and motivation for the senior level executives of the Company and also aligns senior management's objectives with the stockholders.

   During fiscal 1999, the Chief Executive Officer and the other executive officers received salary increases equivalent to the amount required to align them with comparable executives in similar industries, as well as, incentive stock options. Mr. Bulger received performance bonuses pursuant to an incentive bonus agreement. Mr. Scullion was promoted to President and received one additional stock option grant during fiscal 1999.

   During fiscal 2000, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

                                          COMPENSATION COMMITTEE

                                          Larry J. Wells
                                          Patrick H. Morton
                                          Randall Hawks, Jr.
                                          Charles W. Richion

Compensation Committee Interlocks and Insider Participation

   Randall Hawks Jr., a member of the Compensation Committee of the Company's Board of Directors during fiscal 1999, was formerly Executive Vice President of the Company from 1989 to November 1993 and was Vice President of Marketing from 1985 to 1989.

   Charles W. Richion, named a member of the Compensation Committee of the Company's Board of Directors for fiscal 2000, was formerly Division Manager for the Biometric Security Division for the Company from January 1998 to July 1998 and was Vice President of Corporate Development from June 1997 to January 1998.

Stock Performance Graph

   The following graph compares the cumulative total stockholder return on the common stock of the Company from July 1, 1994 to June 30, 1999 with cumulative total return on the Russell 2000 Index and a Peer Group (Printrak International Inc., Digital Biometrics, Inc. and National Registry Inc.) over the same period.





                        [PERFORMANCE GRAPH APPEARS HERE]

        Identix Inc (IDX)

                                       Cumulative Total Return
                            ---------------------------------------------
                            6/94     6/95    6/96    6/97    6/98    6/99
IDENTIX INCORPORATED        100      177     411     312     179     277
PEER GROUP                  100       98      70      36      20      26
RUSSELL 2000                100      120     149     173     206     206

                              CERTAIN TRANSACTIONS

   At July 31, 1999, Ascom USA Inc. ("Ascom") owned approximately 15% of the outstanding common stock of the Company. The Company granted Ascom registration rights with respect to the common stock acquired from the Company and preemptive rights to participate in any offering of certain securities of the Company. Ascom's preemptive rights allow it to purchase a sufficient number of shares of common stock to preserve its ownership interest in the Company at a purchase price per share equal to the lower of (a) the weighted average price of the shares sold in the dilutive event or (b) the average closing price of the common stock for the 20 trading days immediately preceding the dilutive event. The presence of Ascom's registration and preemptive rights may adversely affect the terms on which the Company could obtain additional financing. On September 2, 1994, the Company entered into a Voting Trust Agreement (the "Agreement") with Ascom whereby Ascom deposited all of its shares of the Company's common stock held by Ascom (at July 31, 1999, 4,715,024) (the "Voting Stock") into a voting trust. The trustee of the voting trust is on the Company's Board of Directors and has voting control of the Voting Stock. The Voting Trust Agreement expires in 2004. In consideration for Ascom entering into the Agreement, the Company granted Ascom certain additional registration rights with respect to the Voting Stock, modified certain contractual transfer restrictions with respect to the Voting Stock, and granted Ascom price protections regarding certain sales of Voting Stock. In May 1999, the Company filed a registration statement covering the resale of 1,700,000 shares of common stock by Ascom.

   Patrick H. Morton is a member of the Company's Board of Directors and presently owns 38% of Integrated Manufacturing Solutions, Inc. ("IMS"), a manufacturer of integrated circuit boards that provides manufacturing services to the Company. IMS billed the Company approximately $2,798,000, $2,437,000 and $427,000 in fiscal 1999, 1998 and 1997, respectively. Amounts outstanding to IMS at June 30, 1999 were approximately $249,000.

   The Company purchases certain complete biometric security I.T. products, engineering and administrative services from International Technology Concepts, Inc. ("IT Concepts"). Mr. Yury Shapiro, Vice President--Hardware of Identicator Technology and Mr. Yuri Khidekel, Vice President--Software of Identicator Technology, are each an officer, director and principal shareholder of IT Concepts, Inc. Each of Mr. Shapiro and Mr. Khidekel beneficially own approximately 5% of the Company's common stock. IT Concepts billed the Company approximately $360,000 in the last quarter of fiscal 1999. The Company did not purchase goods or services from IT Concepts prior to fiscal 1999. Amounts outstanding to IT Concepts at June 30, 1999 were approximately $86,000.

                                  PROPOSAL 2.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   The Board of Directors has appointed PricewaterhouseCoopers LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2000, and recommends that stockholders vote "FOR" ratification of such appointment. It is anticipated that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

                                 OTHER MATTERS

   Management knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the Company that the persons named in the enclosed form of proxy vote the shares they represent as Management may recommend.

Dated: September 28, 1999

                                          THE BOARD OF DIRECTORS

PROXY

                               For The Shares Of

                             IDENTIX INCORPORATED

                            A Delaware Corporation

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Common Stock of Identix Incorporated (the "Company") thereby revokes all previous proxies, acknowledges receipt of the notice of the stockholders' meeting to be held on October 28, 1999, and appoints Randall C. Fowler and James P. Scullion, and each of them, as proxy of the undersigned with power of substitution and revocation, to vote and otherwise represent all the shares of the undersigned at said meeting and any adjournment or postponement thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted as specified on the reverse side. If no choice is indicated, the shares will be voted FOR all proposals.

                           (Continued on other side.)



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                                                                        Please mark
                                                                                                         your votes       ----------
                                                                                                       as indicated in         X
                                                                                                        this example      ----------

                                                  FOR                   WITHHOLD
                                          all nominees listed          AUTHORITY
                                          (except as noted to       to vote for the
                                             the contrary           nominees thereof
1. TO ELECT DIRECTORS                           ----------           -----------       2. To ratify the appointment of
   Nominees:                                                                               PricewaterhouseCoopers LLP as indepen-
   01-Randall C. Fowler   05-James P. Scullion  ----------           -----------           dent accountants of the Company for the
   02-Randall Hawks, Jr.  06-Fred U. Sutter                                                fiscal year ending June 30, 2000.
   03-Patrick H. Morton   07-Larry J. Wells
   04-Charles W. Richion
                                                                                        FOR             AGAINST           ABSTAIN
                                                                                    ------------      ------------      ------------

                                                                                    ------------      ------------      ------------


(INSTRUCTION: To withhold authority to vote                                            3. To transact such other business as may
for any nominee, write the nominee's name                                                  properly come before the meeting or any
in the space provided below.)                                                              adjournment thereof.


                                                                                        FOR             AGAINST           ABSTAIN
                                                                                    ------------      ------------      ------------

                                                                                    ------------      ------------      ------------



                                                                                   -------------------------------------------------



                                                                                        WHETHER OR NOT YOU PLAN TO ATTEND THE
                                                                                        ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN,
                                                                                        DATE, AND PROMPTLY RETURN THIS PROXY, USING
                                                                                        THE ENCLOSED ENVELOPE.



Date and sign exactly as name(s) appear(s) on this proxy.  If signing for estates, trusts, corporations, or other entities, title or capacity should be stated.  If shares are held jointly, each holder should sign.

Signature __________________________________________________________________________________________ Date _________________________

Signature __________________________________________________________________________________________ Date _________________________

-----------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE


                                                         VOTE BY TELEPHONE
                                      [LOGO]                                         [LOGO]
                                                 QUICK * * * EASY * * * IMMEDIATE
                                    YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1.  TO VOTE BY PHONE:  Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week.

                             There is NO CHARGE to you for this call. - Have your proxy card in hand.

                You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

-----------------------------------------------------------------------------------------------------------------------------------
OPTION
-----------------------------------------------------------------------------------------------------------------------------------
                                             When asked, please confirm by Pressing 1.
-----------------------------------------------------------------------------------------------------------------------------------
OPTION
-----------------------------------------------------------------------------------------------------------------------------------

                Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL Nominees, press 9.
                To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the Instruction
                Proposal 2 - To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0.

                                             When asked, please confirm by pressing 1.

                The instructions are the same for all remaining proposals.

                                                                or
                                                                --

2.  TO VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

                          NOTE:  If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy card.
                                                       THANK YOU FOR VOTING.

